3Q15 Financial and operating results for the period ended September 30, 2015 October 29, 2015 Unless otherwise specified, comparisons in this presentation are between 3Q15 and 3Q14. Exhibit 99.1

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 2 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on October 28, 2015, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 3 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before the net loss on the sale of CLIC and gain (loss) on reinsurance transactions, the earnings of CLIC prior to being sold, net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, other non-operating items, corporate interest expense and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 4

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 5 CNO Operating Earnings Per Share Excluding Significant Items* Operating Earnings Excl. Significant Items* $69.5 $64.3 Weighted Average Shares Outstanding 215.5 192.4 3Q15 Summary * A non-GAAP measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure. (amounts in millions, except per share data) Notable Items  Continued franchise growth ‒ NAP up 1% ‒ Third party product sales up 10% ‒ Policies in-force grew 1% ‒ Collected premium up 7% ‒ Bankers Life annuity account value up 2%  Operating EPS (excluding significant items) up 3%  Returned an additional $138 million to shareholders  Received A.M. Best upgrade to A- (Excellent) 3Q14 $0.32 3Q15 $0.33

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 6 3Q15 Sales and Distribution Results Bankers Life * Third party sales are excluded from NAP in all periods ** Includes Medicare Advantage, Medicare supplement, PDP, Dental/Vision and ACA products (prior periods have been restated to include ACA product sales) ($ millions) Quarterly NAP*  Production results ‒ NAP down 3% - decrease primarily due to life; partially offset by strong annuity sales ‒ Third party policies sold up 10%  Third party fee income up 16% on a trailing 4-quarter basis  Agent metrics ‒ Average producing agents down 2% ‒ YTD new recruits down 3%  Collected premiums up 6% Third Party Policies Sold** 2,698 23,993 5,392 4,273 2,980 Trailing 4-Quarters NAP $261.9 $261.6 $260.1 $258.3 $256.4 Collected Premiums $610.0 $659.9 $584.2 $603.9 $648.7 Trailing 4-Quarters Third Party Fee Income, Net $14.3 $15.5 $15.8 $16.4 $16.6 3Q14 $61.8 4Q14 $73.6 1Q15 $61.6 2Q15 $61.3 3Q15 $59.9

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 7 Washington National 3Q15 Sales and Distribution Results ($ millions) Quarterly NAP Trailing 4-Quarters NAP $99.1 $99.2 $99.8 $100.2 $100.4 Supplemental Health Collected Premiums $127.1 $133.3 $132.7 $136.1 $138.6  Sales up 1% ‒ Worksite sales up 10% ‒ Individual sales down 3% ‒ Continued strong growth in life sales  Growth in PMA agent force ‒ Average producing agents up 7%  Supplemental health collected premiums up 9% 3Q14 $25.6 4Q14 $26.3 1Q15 $22.6 2Q15 $25.7 3Q15 $25.8

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 8 3Q14 $16.4 4Q14 $14.9 1Q15 $21.1 2Q15 $18.5 3Q15 $18.9 3Q15 Sales and Distribution Results Colonial Penn ($ millions) Quarterly NAP Trailing 4-Quarters NAP $63.7 $64.6 $68.9 $70.9 $73.4 Collected Premiums $61.9 $61.3 $65.1 $65.1 $66.7  Sales up 15% ‒ Strong growth in Direct Mail and Web ‒ Increased sales conversion  Collected premiums up 8%  3Q EBIT: $1 million ‒ Maintaining total year EBIT guidance of $3 - $6 million Inforce EBIT $14.9 $11.3 $10.6 $13.3 $14.9

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 9 3Q Consolidated Financial Highlights CNO  Earnings Remain Strong ‒ Operating earnings per diluted share of $0.30*; $0.33* excluding significant items ‒ Operating ROE excluding significant items of 8.7%* ‒ Benefit ratios largely in-line with expectations; 3Q14 results reflected significant favorable mortality/morbidity ‒ Market volatility impacted Corporate segment results ‒ Continued strong sales growth at Colonial Penn driving increased enterprise value  Continued Strength in Key Capital Measures ‒ Consolidated Risk-based Capital of 440% ‒ Leverage of 20.2%* ‒ Holding company cash and investments of $354 million ‒ Repurchased $124 million of common stock in the quarter; $311 million repurchased YTD ‒ Maintaining repurchase guidance range of $350 to $425 million * A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 10 $(9.1) $(8.8) $(1.3) $(5.0) $(4.4) $0.4 $2.8 $(5.9) $4.2 $0.6 $98.3 $94.5 $82.2 $86.4 $79.8 $30.1 $30.2 $31.5 $29.1 $30.6 3Q14 4Q14 1Q15 2Q15 3Q15 Corporate CP BLC WN ($ millions) * A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Segment Earnings 3Q15 Earnings Segment EBIT Excluding Significant Items* CNO $118.7 $119.7 $106.5 $114.7 $106.6  Bankers Life results reflect build in LTC future loss reserve, lower Med supp and annuity margins  Washington National supplemental health interest-adjusted benefit ratio stabilized in the quarter  Colonial Penn results reflect growth in premiums  Corporate segment EBIT in-line with expectations

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 11 $126 $132 $133 $134 $137 56.0% 54.4% 57.6% 65.7% 57.4% 3Q14 4Q14 1Q15 2Q15 3Q15 Earned Premium Reported Benefit Ratio ($ millions) * Interest-adjusted benefit ratio (IABR); a non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. Health Margins 3Q15 Highlights & Outlook CNO Washington National Supplemental Health IABR* Bankers Life Long-term Care IABR* Bankers Life Medicare Supplement $194 $193 $193 $193 $193 66.2% 70.0% 67.4% 68.7% 71.5% 3Q14 4Q14 1Q15 2Q15 3Q15 $125 $124 $123 $121 $119 70.5% 77.8% 83.0% 84.6% 83.8% 3Q14 4Q14 1Q15 2Q15 3Q15  Medicare supplement benefit ratio of 71.5% reflects moderately higher claims experience; YTD results in- line with expectations  4Q15 Outlook: Benefit ratio of ~70%  Continued stability in LTC claims and persistency; IABR* of 83.8% in-line with expectations  4Q15 Outlook: Interest-adjusted benefit ratio of ~84%  Supplemental health IABR* of 57.4%, in-line with expectations  4Q15 Outlook: Interest-adjusted benefit ratio of ~58%

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 12 $4.2 $4.2 $21.3 $15.4 $30.3 $12.6 $1.3 $7.9 $12.4 $42.7 $21,687 $21,852 $21,854 $21,956 $22,042 $300.1 $305.4 $300.1 $302.1 $298.2 3Q14 4Q14 1Q15 2Q15 3Q15 Net Investment Income Investment Results CNO ($ millions) Earned Yield*: 5.79% 5.83% 5.81% 5.78% 5.68% New Money Rate: 5.23% 5.01% 5.36% 5.06% 5.21% Average Invested Assets and Cash Realized Gains, Losses and Impairments * Earned Yield excludes FHLB. ** Excludes $11.3 million gain on dissolution of variable interest entity. Pre-Pay / Call / Make- whole Income: $8.6 $8.3 $5.1 $9.9 $5.6 Gross Realized Gains Gross Realized Losses Impairments 3Q14 4Q14 1Q15 2Q15 $11.1 $7.1 $16.8 $13.7 $20.2** $22.6  3Q15 new money rate benefited from wider spreads  Sequential and year-over-year decline in pre-pay/make- whole income  Higher level of realized gains and losses due to tactical repositioning activity in credit and structured sectors  Impairments of $12.4 million, largely related to energy sector and Puerto Rico 3Q15 $13.2 $23.3 $2.8 $23.1

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 13 Bankers Life LTC Update CNO  Continued progress on rate increases with filings/approvals running ahead of expectations  September YTD incurred claims in-line with year-end 2014 loss recognition testing assumptions  Claims management initiatives showing positive results  Accelerated build in future loss reserves (FLR)  Interest rate environment continues to be a challenge Anticipate modest improvement to year-end 2015 loss recognition testing margins

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 14 Wrap-up CNO  Strengthening the foundation of the franchise through business investments  Focused on long-term profitable growth  Continue to explore options to reduce LTC exposure  CFO search progressing  Expect to provide 2016 guidance as part of 4Q15 earnings call

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 15 Questions and Answers

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 16 Appendix

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 17 2015 Sales Guidance Anticipate consolidated sales growth to be near low end of guidance of 1% - 3% Near low end of guidance of flat to -3% CNO Near low end of guidance of 3 to 5% Near high end of guidance of 12 to 15%

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 18 Producing Agent Counts 1st Yr 2nd Yr 3rd Yr + Total Qtr Avg (3) 1st Yr 2nd Yr 3rd Yr + Total Qtr Avg (3) 9/30/2015 2,077 601 1,871 4,549 4,693 411 115 365 891 892 6/30/2015 2,484 606 1,891 4,981 4,939 423 132 346 901 882 3/31/2015 2,468 657 1,894 5,019 4,850 344 127 340 811 830 12/31/2014 2,258 664 1,868 4,790 4,842 365 128 337 830 831 9/30/2014 2,233 667 1,822 4,722 4,783 382 134 336 852 835 6/30/2014 2,427 699 1,782 4,908 4,932 377 116 331 824 809 3/31/2014 2,493 714 1,797 5,004 4,875 332 108 315 755 758 12/31/2013 2,557 693 1,718 4,968 5,046 335 112 296 743 756 12/31/2012 2,429 662 1,600 4,691 4,850 298 108 269 675 687 12/31/2011 2,461 600 1,587 4,648 4,702 12/31/2010 2,199 668 1,486 4,353 4,391 12/31/2009 2,564 662 1,513 4,739 4,742 12/31/2008 2,489 651 1,324 4,464 4,417 12/31/2007 2,198 554 1,231 3,983 4,034 (1) Defined as the number of agents that have sold at least one policy in the period (2) Defined as active PMA appointed agents with $1,000 or more of New Annualized Premium in the prior 12 months (3) Agent counts at the end of each month used to calculate the average for the quarter Bankers Life (1) Washington National (2)

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 19 3Q15 Holding Company Liquidity CNO ($ millions) 3Q15 Cash and Investments Balance - Beginning $385.1 Sources Net Dividends from Insurance Subsidiaries 64.4 Interest/Earnings on Corporate Investments 4.2 Surplus Debenture Interest 24.2 Service and Investment Fees, Net 27.3 Other 1.3 Total Sources 121.4 Uses Interest 0.6 Share Repurchases 127.3 Financing Costs 0.7 Common Stock Dividend 13.2 Holding Company Expenses and Other 2.7 Total Uses 144.5 Non-cash changes in investment balances (7.9) Unrestricted Cash and Investments Balance - 9/30/2015 $354.1

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 20 Non-Life $861 Life $106 Loss Carryforwards Valuation Allowance Leveraging Considerable Tax Assets CNO ($ millions) 3Q 2015 Loss Carryforwards $233* Outlook and Value v  Expect modest future valuation allowance releases as taxable income has stabilized  Annual cash flows are expected to be reduced by $50 million in 2017 as life NOL’s are fully utilized  Significant non-life NOL’s expire in 2023  Estimated economic value of ~$475 million @ 10% discount rate Non-Life * Excludes $13 million related to net state operating loss carryforwards. $967

3Q14 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 3Q2014 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended September 30, 2014		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 111.8	$ (13.5) (1)	$ 98.3
Washington National	27.6	2.5 (2)	30.1
Colonial Penn	0.4	-	0.4
EBIT from business segments continuing after the CLIC sale	139.8	(11.0)	128.8
Corporate Operations, excluding corporate interest expense	(9.1)	-	(9.1)
EBIT from operations continuing after the CLIC sale	130.7	(11.0)	119.7
Corporate interest expense	(10.9)	-	(10.9)
Operating earnings before tax	119.8	(11.0)	108.8
Tax expense on operating income	43.2	(3.9)	39.3
Net operating income *	$ 76.6	$ (7.1)	$ 69.5
Net operating income per diluted share*	$ 0.35	$ (0.03)	$ 0.32

(1) Pre-tax earnings in the Bankers Life segment included $11.0 million of favorable reserve developments in Bankers Life's long-term care block (including $2.8 million of favorable one-time catch-up reserve releases related to the use of a new process to identify changes in the status of our insureds in a more timely manner) and $2.5 million of favorable reserve developments in the Medicare supplement block.

(2) Pre-tax earnings in the Washington National segment included $2.5 million of unfavorable premium refunds in the supplemental health block (related to the same process used on Bankers Life's long-term care block to identify changes in the status of our insureds in a more timely manner).

* A non-GAAP measure. See pages 26 and 28 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015

21

4Q14 Significant Items

CNO

The table below summarizes the financial impact of the significant items on our 4Q2014 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended December 31, 2014		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 103.5	$ (9.0) (1)	$ 94.5
Washington National	20.2	10.0 (2)	30.2
Colonial Penn	2.8	-	2.8
EBIT from business segments continuing after the CLIC sale	126.5	1.0	127.5
Corporate Operations, excluding corporate interest expense	(8.8)	-	(8.8)
EBIT from operations continuing after the CLIC sale	117.7	1.0	118.7
Corporate interest expense	(10.8)	-	(10.8)
Operating earnings before tax	106.9	1.0	107.9
Tax expense on operating income	37.8	0.4	38.2
Net operating income *	$ 69.1	$ 0.6	$ 69.7
Net operating income per diluted share*	$ 0.34	$ -	$ 0.34

(1) Pre-tax earnings in the Bankers Life segment included: (i) $6 million of positive impacts from our comprehensive annual actuarial review including impacts from model enhancements, net of changes in assumptions related to mortality and long-term interest rates; and (ii) the receipt of a $3 million settlement related to the early termination in 2013 of a PDP quota-share agreement.

(2) Pre-tax earnings in the Washington National segment were reduced by $10 million primarily related to the impact of loss recognition on a closed block of payout annuities resulting from changes in assumptions related to long-term interest rates and mortality experience.

* A non-GAAP measure. See pages 26 and 28 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 22

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 23 The table below summarizes the financial impact of the significant item on our 1Q2015 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 1Q15 Significant Items CNO * A non-GAAP measure. See pages 26 and 28 for a reconciliation to the corresponding GAAP measure. Net Operating Income: Bankers Life $ 82.2 $ - $ 82.2 Washington National (1) Colonial Penn EBIT from business segments continuing after the CLIC sale Corporate Operations, excluding corporate interest expense EBIT from operations continuing after the CLIC sale Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 60.1 $ 1.9 $ 62.0 Net operating income per diluted share* $ 0.30 $ 0.01 $ 0.31 Three months ended March 31, 2015 Actual results Significant items Excluding significant items 107.8 28.5 3.0 31.5 3.0 106.5 (10.5) - (10.5) (5.9) - (5.9) 104.8 3.0 93.0 3.0 96.0 32.9 1.1 (1.3) - (1.3) 34.0 103.5 (1) Pr -tax earnings in the Washington National segment included $3 million of unfavorable reserve developments in the supplemental health block related to claims incurred in prior periods.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 24 The table below summarizes the financial impact of the significant item on our 2Q2015 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 2Q15 Significant Items CNO * A non-GAAP measure. See pages 26 and 28 for a reconciliation to the corresponding GAAP measure. Net Operating Income: Bankers Life $ 86.4 $ - $ 86.4 Washington National (1) Colonial Penn EBIT from business segments continuing after the CLIC sale Corporate Operations, excluding corporate interest expense EBIT from operations continuing after the CLIC sale Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 60.8 $ 5.8 $ 66.6 Net operating income per diluted share* $ 0.31 $ 0.03 $ 0.34 Three months ended June 30, 2015 Actual results Significant items Excluding significant items 119.7 20.1 9.0 29.1 9.0 114.7 (11.9) - (11.9) 4.2 - 4.2 110.7 9.0 93.8 9.0 102.8 33.0 3.2 (5.0) - (5.0) 36.2 105.7 (1) Pr -tax earnings in the Washington National segment included $9 million of unfavorable reserve developments in the supplemental health block related to claims incurred in prior periods.

3Q15 Significant Items

CNO

The table below summarizes the financial impact of the significant item on our 3Q2015 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended September 30, 2015		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 79.8	$ -	$ 79.8
Washington National	30.6	-	30.6
Colonial Penn	0.6	-	0.6
EBIT from business segments continuing after the CLIC sale	111.0	-	111.0
Corporate Operations, excluding corporate interest expense	(11.9)	7.5 (1)	(4.4)
EBIT from operations continuing after the CLIC sale	99.1	7.5	106.6
Corporate interest expense	(11.3)	-	(11.3)
Operating earnings before tax	87.8	7.5	95.3
Tax expense on operating income	31.0	-	31.0
Net operating income *	$ 56.8	$ 7.5	$ 64.3
Net operating income per diluted share*	$ 0.30	$ 0.03	$ 0.33

(1) Pre-tax earnings in the Corporate segment included the impact of current market conditions on the value of investments backing our Company-owned life insurance ("COLI") utilized as a vehicle to fund Bankers Life's agent deferred compensation plan. It should be noted that changes in the value of COLI investments are not subject to income tax.

* A non-GAAP measure. See pages 26 and 28 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 25

Quarterly Earnings

CNO

($ millions)

	3Q14	4Q14	1Q15	2Q15	3Q15
Bankers Life	$ 111.8	$ 103.5	$ 82.2	$ 86.4	$ 79.8
Washington National	27.6	20.2	28.5	20.1	30.6
Colonial Penn	0.4	2.8	(5.9)	4.2	0.6
EBIT from business segments continuing after the CLIC sale	139.8	126.5	104.8	110.7	111.0
Corporate operations, excluding interest expense	(9.1)	(8.8)	(1.3)	(5.0)	(11.9)
EBIT* from operations continuing after the CLIC sale	130.7	117.7	103.5	105.7	99.1
Corporate interest expense	(10.9)	(10.8)	(10.5)	(11.9)	(11.3)
Operating earnings before taxes	119.8	106.9	93.0	93.8	87.8
Tax expense on period income	43.2	37.8	32.9	33.0	31.0
Net operating income	76.6	69.1	60.1	60.8	56.8
Net loss on sale of CLIC and gain (loss) on reinsurance transactions, including impact of taxes	22.9	2.9	-	-	-
Net realized investment gains (losses), net of related amortization and taxes	2.6	(2.3)	(1.4)	(6.8)	(12.3)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	-	(11.4)	(8.3)	16.8	(10.2)
Fair value changes related to the agent deferred compensation plan, net of taxes	-	(9.8)	-	-	-
Loss on extinguishment of debt, net of taxes	-	-	-	(21.3)	-
Valuation allowance for deferred tax assets and other tax items	16.8	34.1	-	-	-
Other	(1.5)	1.3	2.4	(2.7)	(0.5)
Net income	$ 117.4	$ 83.9	$ 52.8	$ 46.8	$ 33.8

*Management believes that an analysis of earnings before the net loss on sale of CLIC and gain (loss) on reinsurance transactions, net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, other non-operating items, corporate interest expense and taxes ("EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) the net loss on sale of CLIC and gain (loss) on reinsurance transactions, (2) net realized investment gains (losses); (3) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals; (4) fair value changes related to the agent deferred compensation plan; (5) loss on extinguishment of debt; (6) charges in the valuation allowance for deferred tax assets; and (7) other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities. The table above provides a reconciliation of EBIT to net income.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 26

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 27 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net loss on sale of CLIC and gain (loss) on reinsurance transactions, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in our valuation allowance for deferred tax assets and other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 28 Information Related to Certain Non-GAAP Financial Measures A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts): 3Q14 4Q14 1Q15 2Q15 3Q15 Net income applicable to common stock 117.4$ 83.9$ 52.8$ 46.8$ 33.8$ Net loss on sale of CLIC and gain (loss) on reinsurance transactions (including impact of taxes) (22.9) (2.9) - - - Net realized investment (gains) losses, net of related amortization and taxes (2.6) 2.3 1.4 6.8 12.3 Fair value changes in embedded derivative liabilities, net of related amortization and taxes - 11.4 8.3 (16.8) 10.2 Fair value changes related to the agent deferred compensation plan (net of taxes) - 9.8 - - - Valuation allowance for deferred tax assets and other tax items (16.8) (34.1) - - - Loss on extinguishment of debt (net of taxes) - - - 21.3 - Other 1.5 (1.3) (2.4) 2.7 0.5 Net operating income (a non-GAAP financial measure) 76.6$ 69.1$ 60.1$ 60.8$ 56.8$ Per diluted share: Net income (loss) 0.54$ 0.41$ 0.26$ 0.24$ 0.18$ Net loss on sale of CLIC and gain (loss) on reinsurance transactions (including impact of taxes) (0.11) (0.01) - - - Net realized investment (gains) losses, net of related amortization and taxes (0.01) 0.01 0.01 0.03 0.07 Fair value changes in embedded derivative liabilities, net of related amortization and taxes - 0.05 0.04 (0.08) 0.05 Fair value changes related to the agent deferred compensation plan (net of taxes) - 0.05 - - - Valuation allowance for deferred tax assets and other tax items (0.08) (0.17) - - - Loss on extinguishment of debt (net of taxes) - - - 0.11 - Other 0.01 - (0.01) 0.01 - Net operating income (a non-GAAP financial measure) 0.35$ 0.34$ 0.30$ 0.31$ 0.30$

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 29 3Q14 4Q14 1Q15 2Q15 3Q15 Operating income 76.6$ 69.1$ 60.1$ 60.8$ 56.8$ Weighted average shares outstanding for basic earnings per share 210,525 204,298 200,491 195,857 190,259 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 2,447 2,645 1,784 2,216 2,106 - - Warrants (a) 2,486 - - Weighted average shares outstanding for diluted earnings per share 215,458 206,943 202,275 198,073 192,365 Operating earnings per diluted share 0.35$ 0.34$ 0.30$ 0.31$ 0.30$ A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands): Information Related to Certain Non-GAAP Financial Measures (a) All outstanding warrants were repurchased in September 2014.

Information Related to Certain Non-GAAP Financial Measures

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

	3Q14	4Q14	1Q15	2Q15	3Q15
Total shareholders' equity	$ 4,722.0	$ 4,688.2	$ 4,753.6	$ 4,364.2	$ 4,171.0
Shares outstanding for the period	207,640,050	203,324,458	198,631,949	193,467,712	186,741,760
Book value per share	$ 22.74	$ 23.06	$ 23.93	$ 22.56	$ 22.34
Total shareholders' equity	$ 4,722.0	$ 4,688.2	$ 4,753.6	$ 4,364.2	$ 4,171.0
Less accumulated other comprehensive income	(859.3)	(825.3)	(934.2)	(605.0)	(510.4)
Adjusted shareholders' equity excluding AOCI	$ 3,862.7	$ 3,862.9	$ 3,819.4	$ 3,759.2	$ 3,660.6
Shares outstanding for the period	207,640,050	203,324,458	198,631,949	193,467,712	186,741,760
Dilutive common stock equivalents related to:					
Warrants, stock options, restricted stock and performance units	2,406,402	2,645,322	1,857,139	2,243,615	2,176,988
Diluted shares outstanding	210,046,452	205,969,780	200,489,088	195,711,327	188,918,748
Book value per diluted share (a non-GAAP financial measure)	$ 18.39	$ 18.75	$ 19.05	$ 19.21	$ 19.38

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 30

Information Related to Certain Non-GAAP Financial Measures

Interest-adjusted benefit ratios

The interest-adjusted benefit ratio (a non-GAAP measure) is calculated by dividing the product's insurance policy benefits less imputed interest income on the accumulated assets backing the insurance liabilities by insurance policy income. Interest income is an important factor in measuring the performance of longer duration health products. The net cash flows generally cause an accumulation of amounts in the early years of a policy (accounted for as reserve increases), which will be paid out as benefits in later policy years (accounted for as reserve decreases). Accordingly, as the policies age, the benefit ratio will typically increase, but the increase in the change in reserve will be partially offset by the imputed interest income earned on the accumulated assets. The interest-adjusted benefit ratio reflects the effects of such interest income offset. Since interest income is an important factor in measuring the performance of these products, management believes a benefit ratio, which includes the effect of interest income, is useful in analyzing product performance.

	3Q14	4Q14	1Q15	2Q15	3Q15
Bankers Life					
Long-term care benefit ratios					
Earned premium	$ 125.5	$ 124.0	$ 122.6	$ 120.5	$ 119.0
Benefit ratio before imputed interest income on reserves	123.6%	131.8%	137.8%	140.7%	141.1%
Interest-adjusted benefit ratio	70.5%	77.8%	83.0%	84.6%	83.8%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 36.9	$ 27.6	$ 20.8	$ 18.6	$ 19.3
Washington National					
Supplemental health benefit ratios					
Earned premium	$ 125.8	$ 132.1	$ 132.8	$ 134.4	$ 136.6
Benefit ratio before imputed interest income on reserves	81.9%	79.1%	82.4%	90.3%	81.7%
Interest-adjusted benefit ratio	56.0%	54.4%	57.6%	65.7%	57.4%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 55.2	$ 60.3	$ 56.2	$ 46.1	$ 58.2

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 31

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 32 Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of net income applicable to common stock before the net loss on sale of CLIC and gain (loss) on reinsurance transactions, the earnings of CLIC prior to being sold, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in our valuation allowance for deferred tax assets and other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 33 Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows (dollars in millions): 3Q14 4Q14 1Q15 2Q15 3Q15 Operating income 274.0$ 276.9$ 277.1$ 266.6$ 246.8$ Operating income, excluding significant items 266.8$ 272.3$ 272.5$ 267.8$ 262.6$ Net Income 73.5$ 51.4$ 332.2$ 300.9$ 217.3$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,097.9$ 3,052.1$ 3,029.3$ 3,027.6$ 3,009.4$ Average common shareholders' equity 4,816.0$ 4,774.6$ 4,746.6$ 4,692.0$ 4,563.1$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryfo wards (a non-GAAP financial measure) 8.8% 9.1% 9.1% 8.8% 8.2% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.6% 8.9% 9.0% 8.8% 8.7% Return on equity 1.5% 1.1% 7.0% 6.4% 4.8% Trailing twelve months ended (Continued on next page)

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 34 Information Related to Certain Non-GAAP Financial Measures The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (dollars in millions): Operating Operating earnings, earnings, excluding Net excluding significant income - Operating Significant significant items - trailing Net trailing earnings (a) items (b) items four quarters income four quarters 4Q13 66.2$ (2.0)$ 64.2$ -$ 106.0$ -$ 1Q14 59.9 1.9 61.8 246.2 (228.0) 238.1 2Q14 71.3 - 71.3 260.1 78.1 239.1 3Q14 76.6 (7.1) 69.5 266.8 117.4 73.5 4Q14 69.1 0.6 69.7 272.3 83.9 51.4 1Q15 60.1 1.9 62.0 272.5 52.8 332.2 2Q15 60.8 5.8 66.6 267.8 46.8 300.9 3Q15 56.8 7.5 64.3 262.6 33.8 217.3 (a) - Operating earnings excludes the results from CLIC prior to being sold. (b) - The significant items have been discussed in prior press releases. (Continued on next page)

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 35 Information Related to Certain Non-GAAP Financial Measures A reconciliation of pretax operating earnings (a non-GAAP financial measure) to net income is as follows (dollars in millions): 3Q14 4Q14 1Q15 2Q15 3Q15 Pretax operating earnings (a non-GAAP financial measure) 422.2$ 427.4$ 428.4$ 413.5$ 381.5$ Income tax (expense) benefit (148.2) (150.5) (151.3) (146.9) (134.7) Operating return 274.0 276.9 277.1 266.6 246.8 Earnings of CLIC prior to being sold, net of taxes 24.9 15.2 8.5 - - Net loss on sale of CLIC and gain (loss) on reinsurance transactions, inculding impact of taxes (335.9) (269.7) 28.3 25.8 2.9 Net realized investment gains, net of related amortization and taxes 32.8 21.4 6.4 (7.9) (22.8) Fair value changes in embedded derivative liabilities, net of related amortization and taxes (4.6) (23.4) (24.5) (2.9) (13.1) Fair value changes related to the agent deferred compensation plan, net of taxes (7.6) (17.4) (17.4) (9.8) (9.8) Loss on extinguishment or modification of debt (net of taxes) (0.4) (0.4) (0.4) (21.3) (21.3) Valuation allowance for deferred tax assets and other tax items 100.1 54.9 54.9 50.9 34.1 Other (9.8) (6.1) (0.7) (0.5) 0.5 Net income 73.5$ 51.4$ 332.2$ 300.9$ 217.3$ Twelve months ended (Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders' equity, is as follows (dollars in millions):

	1Q13	2Q13	3Q13	4Q13
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 3,002.9	$ 3,067.6	$ 3,181.9	$ 3,258.1
Net operating loss carryforwards	855.0	815.7	970.7	965.3
Accumulated other comprehensive income	1,170.7	698.1	634.0	731.8
Common shareholders' equity	$ 5,028.6	$ 4,581.4	$ 4,786.6	$ 4,955.2

	1Q14	2Q14	3Q14	4Q14
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,996.0	$ 3,032.6	$ 3,028.0	$ 3,045.3
Net operating loss carryforwards	948.0	885.6	834.7	817.6
Accumulated other comprehensive income	766.2	926.1	859.3	825.3
Common shareholders' equity	$ 4,710.2	$ 4,844.3	$ 4,722.0	$ 4,688.2

	1Q15	2Q15	3Q15
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 3,026.1	$ 2,989.7	$ 2,924.9
Net operating loss carryforwards	793.3	769.5	735.7
Accumulated other comprehensive income	934.2	605.0	510.4
Common shareholders' equity	$ 4,753.6	$ 4,364.2	$ 4,171.0

CNO Financial Group | 3Q2015 Earnings | October 29, 2015
36

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 37 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 3Q14 4Q14 1Q15 2Q15 3Q15 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,097.9$ 3,052.1$ 3,029.3$ 3,027.6$ 3,009.4$ - - Net operating loss carryforwards 925.4 890.0 852.1 818.3 791.4 Accumulated other comprehensive income 792.7 832.5 865.2 846.1 762.3 Common shareholders' equity 4,816.0$ 4,774.6$ 4,746.6$ 4,692.0$ 4,563.1$ Trailing Four Quarter Average

CNO Financial Group | 3Q2015 Earnings | October 29, 2015 38 Information Related to Certain Non-GAAP Financial Measures 3Q14 4Q14 1Q15 2Q15 3Q15 Corporate notes payable 814.0$ 794.4$ 774.8$ 925.0$ 925.0$ Total shareholders' equity 4,722.0 4,688.2 4,753.6 4,364.2 4,171.0 Total capital 5,536.0$ 5,482.6$ 5,528.4$ 5,289.2$ 5,096.0$ orporat debt to capital 14.7% 14.5% 14.0% 17.5% 18.2% Corporate notes payable 814.0$ 794.4$ 774.8$ 925.0$ 925.0$ Total shareholders' equity 4,722.0 4,688.2 4,753.6 4,364.2 4,171.0 Less accumulated other comprehensive income (859.3) (825.3) (934.2) (605.0) (510.4) Total capital 4,676.7$ 4,657.3$ 4,594.2$ 4,684.2$ 4,585.6$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 17.4% 17.1% 16.9% 19.7% 20.2% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non- GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows ($ in millions):